UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2012 Annual Report to Shareholders

DWS Dreman Small Cap Value Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
29 Notes to Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Information About Your Fund's Expenses
41 Tax Information
42 Investment Management Agreement Approval
47 Summary of Management Fee Evaluation by Independent Fee Consultant
51 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Market Overview and Fund Performance

DWS Dreman Small Cap Value Fund returned 12.21% during the 12-month period ended November 30, 2012. The fund's benchmark, the Russell 2000® Value Index, returned 15.05%. While the fund underperformed during the most recent reporting period, it has outpaced both the benchmark and the average return of the funds in its Morningstar peer group — Small Value Funds — in the 10-year period.

Management Process
We begin by screening stocks of small companies with below-market price-to-earnings (P/E) ratios. Next, we compare the company's stock price to such measures as book value, cash flow and yield, and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the index. We then assemble the fund's portfolio from among the most attractive stocks, drawing, in addition, on an analysis of economic outlooks for various industries.

Small-cap equities performed very well during the past 12 months. The U.S. stock market benefited from an environment of slow, but steady, economic growth, healthy corporate earnings and the improving housing market. In addition, investor sentiment was buoyed by Federal Reserve Chairman Ben Bernanke's announcement that the U.S. Federal Reserve Board (the Fed) would provide aggressive economic stimulus and maintain its near-zero interest rate policy through 2015. Although small-cap stocks delivered an uneven performance during the period — with sell-offs in April to May 2012 and again in the autumn — the asset class nonetheless finished the period ending November 30, 2012 with a healthy, double-digit gain.

Performance Attribution

Our individual stock picks added value during the 12-month period ended November 30, 2012, but the positive impact was offset by our sector allocations. The largest negative effect came from our underweight position in financials, which outperformed the broader market by a wide margin. Specifically, our positioning in real estate investment trusts (REITs) — where we held an average weighting of about six percentage points less than their weighting in the benchmark — caused our performance to fall short of the benchmark. We increased the fund's weighting in financials as the year progressed, with an emphasis on asset managers, insurance companies and banks.

Fortunately, our favorable stock selection more than made up for the shortfall caused by our sector allocations. Our stock selection process generated outperformance in nine of 10 sectors, with materials being the only group in which we missed the mark. Our stock selection was strongest in information technology, which helped substantially given the sector's sizeable weighting in the benchmark.

In terms of individual stocks, the largest contribution came from our position in Cooper Tire & Rubber Co., a long-time fund holding that surged in price as rising sales and profit margins boosted its bottom-line earnings results. In the energy sector, our position in Tesoro Corp. delivered excellent returns on the strength of the rising gap between its primary input cost (crude oil) and its major outputs (unleaded gasoline, diesel fuel, etc). We have since sold the stock, as it crossed the $5 billion market cap milestone and grew out of the small-cap asset class. Jarden Corp., a consumer products company that owns brands such as Coleman, K2 and Sunbeam, gained ground as the combination of rising sales and falling input costs led to rising profit margins. Two REITs also made a healthy contribution to performance: Pennsylvania Real Estate Investment Trust and CBL & Associates Properties, Inc. While we were underweight in the REIT space as a whole, we liked both of these mall REITs due to rising occupancy rates and their sales of underperforming assets.

On the negative side, we lost ground through our positioning in Thompson Creek Metals Co., Inc., which faced a combination of weaker demand and rising input costs. We have since sold the stock from the fund. Superior Energy Services, Inc., which suffered as the weakness in natural gas prices led to reduced demand for its services, also lost ground in the period. We continue to hold the stock, however, based on its growing exposure to the international markets. Our positions in the toy company Jakks Pacific, Inc., the computer chip manufacturer QLogic Corp. and the contracting and construction management firm Tutor Perini Corp. also detracted from returns. We elected to sell Jakks and QLogic, but we continue to hold Tutor Perini on the basis of its growing order backlog.

Outlook and Positioning

We remain optimistic on the overall outlook for small-cap stocks because we believe the Fed's pledge to provide open-ended, unlimited stimulus to the economy is likely to cushion any significant downturn in stock prices. It's important to keep in mind that the stock market has surged off of its 2008 lows even as $400 billion in cash has moved out of equity funds and into bond funds. If this trend were to reverse or even stabilize — an outcome that becomes more likely given the current Fed policy — it could provide further energy for the rally in stock prices to continue.

This would be a positive for small-cap stocks, since — while not as low as they were in 2008, or even one year ago — they are still attractive at these levels. We believe that once investors move past the various uncertainties that currently overhang the market, such as the debt crisis in Europe, the U.S. elections and the possible impact of the fiscal cliff, the compelling valuations in the small-cap space should begin to receive more attention.

With this as background, we continue to like the materials sector as a source of compelling investment ideas. The materials segment is rich with companies whose market capitalization is less than their assets, a type of value opportunity typically referred to as an "asset play." In general, we believe materials stocks continue to offer favorable prospects at a time of positive global growth and the possibility of revived investor concerns about inflation.

We also continue to like the banking sector, which is benefiting from improving home sales and rising loan growth. The improvement is occurring at a faster rate in some regions than others, however, so we are maintaining a focus on owning only those banks that have a favorable geographic footprint. We are less enthusiastic on real estate investment trusts (REITs) and we are maintaining our large underweight in the sector.

"We believe the portfolio's underlying characteristics remain very attractive in terms of both fundamentals and valuations."

The fund remains overweight in the industrials sector, but we have been gradually trimming our position. Industrials are more exposed to global growth trends than most market segments, and economic trends outside of the United States have been much weaker than they have been here at home. At the same time, we are beginning to look more closely at the energy sector for opportunities, where valuations have begun to look increasingly attractive.

We believe the portfolio's underlying characteristics remain very attractive in terms of both fundamentals and valuations. The price-to-earnings (P/E) ratio of the stocks in the fund is 11.8 times forward 12-month earnings estimates, compared with 13.8 for the stocks in the Russell 2000 Value Index. At the same time, the return on equity of our holdings is superior to that of the index, at 10% vs. 6.6%. This sort of disparity is typical for the fund, as we are always working to trim our winning positions and re-seed the fund with new, undervalued stocks, thereby maintaining a portfolio that compares favorably with the index.

Ten Largest Equity Holdings at November 30, 2012 (13.4% of Net Assets)
1. JDA Software Group, Inc. Provider of comprehensive software solutions for management of retailing information	1.5%
2. Cooper Tire & Rubber Co. Manufacturer of automobile and truck tires	1.4%
3. Associated Banc-Corp. Diversified multi-bank holding company	1.4%
4. Hanesbrands, Inc. Manufacturer of men's, women's and children's clothing	1.3%
5. Waddell & Reed Financial, Inc. Serves as the investment advisor and underwriter for a family of mutual funds	1.3%
6. Washington Federal, Inc. A bank holding company	1.3%
7. Aspen Insurance Holdings Ltd. Provides property and casualty reinsurance, property and liability insurance	1.3%
8. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	1.3%
9. Foster Wheeler AG Provides design, engineering and manufacturing services	1.3%
10. OMEGA Healthcare Investors, Inc. Invests in and provides financing to the long-term care industry	1.3%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Investment Advisor

Deutsche Investment Management Americas Inc.,

Subadvisor

The fund's subadvisor is Dreman Value Management, L.L.C., a renowned investment firm with a 35-year history of style-pure value investing.

Portfolio Management Team

Mark Roach, Managing Director of Dreman Value Management, L.L.C.

Lead Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Dreman Value Management, L.L.C. in 2006.

• Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.

• Over 19 years of investment industry experience.

• BS, Baldwin Wallace College; MBA, University of Chicago.

David N. Dreman, Chairman of Dreman Value Management, L.L.C.

Portfolio Manager of the fund. Joined the fund in 2002.

• Began investment career in 1957.

• Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr., CFA, Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C.

Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Dreman Value Management, L.L.C. in 2006.

• Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

• Over 26 years of investment industry experience.

• MS, Texas Tech University.

Mario Tufano

Associate Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Dreman Value Management, L.L.C. in 2007.

• Prior to that, Associate Director and Equity Analyst at UBS Investment Bank.

• Over 9 years of investment industry experience.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Value Index tracks the performance of those Russell 2000® Index companies with lower price-to-book values and lower forecasted growth rates. Index and category returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

The Morningstar Small Value Funds category tracks small U.S. companies with valuations and growth rates below other small-cap peers.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The consumer discretionary sector consists of companies that provide nonessential goods and services. Some examples of companies in this sector include retailers, apparel companies and automobile companies.

The consumer staples sector represents essential goods and services such as the food, beverage and prescription industries.

Contribution incorporates both a stock's total return and its weighting in the fund.

The price-to-earnings (P/E) ratio is a formula that compares a company's current share price with its per-share earnings.

Return on equity is the amount of net income returned as a percentage of shareholders' equity.

Performance Summary November 30, 2012 (Unaudited)
Average Annual Total Returns as of 11/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.21%	8.16%	1.71%	10.61%
Class B	11.35%	7.30%	0.87%	9.69%
Class C	11.38%	7.39%	0.97%	9.80%
Russell 2000® Value Index†	15.05%	12.76%	2.52%	8.58%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	5.76%	6.05%	0.51%	9.96%
Class B (max 4.00% CDSC)	8.35%	6.72%	0.69%	9.69%
Class C (max 1.00% CDSC)	11.38%	7.39%	0.97%	9.80%
Russell 2000® Value Index†	15.05%	12.76%	2.52%	8.58%
No Sales Charge					Life of Class S*
Class S	12.41%	8.35%	1.88%	N/A	5.70%
Institutional Class	12.65%	8.61%	2.13%	11.05%	N/A
Russell 2000® Value Index†	15.05%	12.76%	2.52%	8.58%	4.04%

* Class S shares commenced operations on February 28, 2005. The performance shown for the index is for the time period of February 28, 2005 through November 30, 2012, which is based on the performance period of the life of Class S.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2012 are 1.30%, 2.10%, 2.01%, 1.13% and 0.89% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 11/30/12	$36.23	$32.44	$33.06	$36.55	$36.74
11/30/11	$32.95	$29.50	$30.09	$33.25	$33.42
Distribution Information: Twelve Months as of 11/30/12: Income Dividends	$.33	$.05	$.09	$.40	$.47
Capital Gain Distributions	$.30	$.30	$.30	$.30	$.30

Morningstar Rankings — Small Value Funds Category as of 11/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	216	of	366	59
3-Year	284	of	292	97
5-Year	213	of	256	83
10-Year	22	of	152	14
Class B 1-Year	239	of	366	65
3-Year	289	of	292	98
5-Year	239	of	256	93
10-Year	57	of	152	37
Class C 1-Year	237	of	366	65
3-Year	288	of	292	98
5-Year	237	of	256	92
10-Year	53	of	152	35
Class S 1-Year	209	of	366	57
3-Year	276	of	292	94
5-Year	205	of	256	80
Institutional Class 1-Year	203	of	366	55
3-Year	270	of	292	92
5-Year	190	of	256	74
10-Year	10	of	152	6

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of November 30, 2012
	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 11.0%
Auto Components 2.5%
American Axle & Manufacturing Holdings, Inc.* (a)	2,015,576	21,082,925
Cooper Tire & Rubber Co. (a)	1,039,119	25,957,192
		47,040,117
Diversified Consumer Services 0.7%
Hillenbrand, Inc. (a)	339,402	7,181,746
Matthews International Corp. "A" (a)	171,550	5,189,388
		12,371,134
Hotels, Restaurants & Leisure 2.1%
Brinker International, Inc. (a)	595,595	17,838,070
CEC Entertainment, Inc. (a)	174,658	5,466,795
International Speedway Corp. "A" (a)	554,355	14,873,345
		38,178,210
Household Durables 1.3%
Helen of Troy Ltd.* (a)	402,299	12,414,947
Jarden Corp.	178,680	9,453,959
NACCO Industries, Inc. "A"	27,128	1,446,465
		23,315,371
Media 1.6%
John Wiley & Sons, Inc. "A"	238,891	10,200,646
Meredith Corp. (a)	658,540	20,533,277
		30,733,923
Specialty Retail 0.6%
Ascena Retail Group, Inc.*	520,828	10,468,643
Textiles, Apparel & Luxury Goods 2.2%
Hanesbrands, Inc.* (a)	697,040	25,163,144
The Jones Group, Inc. (a)	1,396,783	16,426,168
		41,589,312
Consumer Staples 1.0%
Food Products
Ingredion, Inc.	284,624	18,486,329
Energy 4.1%
Energy Equipment & Services 2.0%
Atwood Oceanics, Inc.* (a)	463,953	21,341,838
Superior Energy Services, Inc.*	828,289	16,822,550
		38,164,388
Oil, Gas & Consumable Fuels 2.1%
Berry Petroleum Co. "A" (a)	347,748	10,818,440
Energen Corp. (a)	404,870	18,028,861
W&T Offshore, Inc. (a)	613,424	10,164,436
		39,011,737
Financials 31.7%
Capital Markets 1.8%
Federated Investors, Inc. "B" (a)	466,126	9,252,601
Waddell & Reed Financial, Inc. "A" (a)	760,998	24,724,825
		33,977,426
Commercial Banks 14.2%
Associated Banc-Corp. (a)	1,973,975	25,365,579
BancorpSouth, Inc. (a)	1,257,957	16,642,771
Bank of Hawaii Corp. (a)	455,225	19,788,631
Chemical Financial Corp. (a)	248,008	5,399,134
City National Corp. (a)	172,850	8,416,066
East West Bancorp., Inc.	732,060	15,483,069
First Horizon National Corp. (a)	2,057,880	19,467,545
First Midwest Bancorp., Inc. (a)	571,470	7,143,375
FirstMerit Corp. (a)	1,313,125	18,488,800
Fulton Financial Corp. (a)	2,383,295	23,189,460
Glacier Bancorp., Inc. (a)	319,737	4,645,779
Hancock Holding Co. (a)	672,460	21,128,693
Independent Bank Corp. (a)	146,980	4,218,326
International Bancshares Corp. (a)	267,777	4,846,764
Lakeland Financial Corp. (a)	160,130	3,961,616
NBT Bancorp., Inc. (a)	224,366	4,435,716
Prosperity Bancshares, Inc. (a)	335,306	13,791,136
TCF Financial Corp. (a)	1,084,202	12,880,320
Umpqua Holdings Corp. (a)	247,530	2,886,200
Webster Financial Corp. (a)	492,314	10,249,977
WesBanco, Inc. (a)	142,345	3,004,903
Wintrust Financial Corp. (a)	502,276	18,478,734
		263,912,594
Diversified Financial Services 0.5%
Interactive Brokers Group, Inc. "A"	632,001	9,663,295
Insurance 7.5%
Allied World Assurance Co. Holdings AG	234,686	19,049,463
Aspen Insurance Holdings Ltd.	770,210	24,107,573
Endurance Specialty Holdings Ltd. (a)	393,758	15,829,071
Hanover Insurance Group, Inc.	530,800	19,400,740
Montpelier Re Holdings Ltd. (a)	578,990	12,674,091
Platinum Underwriters Holdings Ltd.	416,869	18,559,008
Protective Life Corp. (a)	779,373	21,159,977
Symetra Financial Corp. (a)	658,395	8,052,171
		138,832,094
Real Estate Investment Trusts 6.3%
Brandywine Realty Trust (REIT) (a)	1,857,710	22,162,480
CBL & Associates Properties, Inc. (REIT) (a)	968,175	21,793,619
Duke Realty Corp. (REIT)	1,129,629	15,249,992
Hospitality Properties Trust (REIT)	868,531	19,715,654
OMEGA Healthcare Investors, Inc. (REIT) (a)	1,019,785	23,373,472
Pennsylvania Real Estate Investment Trust (REIT) (a)	902,055	15,028,236
		117,323,453
Thrifts & Mortgage Finance 1.4%
Washington Federal, Inc. (a)	1,538,570	24,724,820
Health Care 6.1%
Health Care Equipment & Supplies 1.8%
Hill-Rom Holdings, Inc.	526,041	14,708,106
Teleflex, Inc. (a)	267,965	18,543,178
		33,251,284
Health Care Providers & Services 2.0%
LifePoint Hospitals, Inc.* (a)	518,895	18,669,842
Owens & Minor, Inc. (a)	679,569	18,606,599
		37,276,441
Life Sciences Tools & Services 2.3%
Charles River Laboratories International, Inc.*	619,400	23,766,378
PerkinElmer, Inc.	591,095	18,708,157
		42,474,535
Industrials 18.3%
Aerospace & Defense 3.4%
Alliant Techsystems, Inc.	377,006	22,620,360
Curtiss-Wright Corp. (a)	639,276	20,284,227
Esterline Technologies Corp.* (a)	335,625	20,520,113
		63,424,700
Commercial Services & Supplies 1.8%
ABM Industries, Inc. (a)	505,060	9,636,545
McGrath RentCorp. (a)	111,284	3,118,177
The Brink's Co. (a)	775,380	21,291,935
		34,046,657
Construction & Engineering 2.5%
EMCOR Group, Inc. (a)	335,905	11,034,480
Foster Wheeler AG*	1,040,809	23,376,570
Tutor Perini Corp.*	863,686	11,107,002
		45,518,052
Electrical Equipment 2.6%
Brady Corp. "A"	343,535	10,972,508
EnerSys* (a)	537,544	18,728,033
General Cable Corp.* (a)	667,943	19,176,644
		48,877,185
Industrial Conglomerates 1.1%
Carlisle Companies, Inc. (a)	363,754	20,613,939
Machinery 4.8%
Barnes Group, Inc. (a)	434,870	9,171,408
Briggs & Stratton Corp. (a)	759,431	15,408,855
Crane Co.	494,131	20,970,920
Hyster-Yale Materials Handling, Inc.	54,646	2,266,716
ITT Corp. (a)	993,485	22,224,260
SPX Corp.	277,645	18,913,177
		88,955,336
Road & Rail 1.1%
Ryder System, Inc.	428,105	20,150,902
Trading Companies & Distributors 1.0%
Aircastle Ltd.	1,537,725	17,483,933
Information Technology 11.9%
Communications Equipment 3.3%
Arris Group, Inc.* (a)	1,570,526	21,940,248
Brocade Communications Systems, Inc.*	3,810,689	21,644,714
Plantronics, Inc. (a)	541,160	18,199,211
		61,784,173
Computers & Peripherals 1.1%
NCR Corp.*	813,459	19,466,074
Electronic Equipment, Instruments & Components 2.2%
Celestica, Inc.*	663,070	4,893,456
Ingram Micro, Inc. "A"*	1,142,549	18,509,294
Itron, Inc.* (a)	214,970	9,415,686
TTM Technologies, Inc.*	457,519	4,126,821
Vishay Intertechnology, Inc.* (a)	484,608	4,700,698
		41,645,955
IT Services 1.5%
DST Systems, Inc.	396,620	22,861,177
Euronet Worldwide, Inc.*	253,426	5,641,263
		28,502,440
Semiconductors & Semiconductor Equipment 1.5%
Amkor Technology, Inc.* (a)	819,570	3,483,172
Kulicke & Soffa Industries, Inc.*	307,525	3,515,011
Microsemi Corp.* (a)	1,114,620	21,333,827
		28,332,010
Software 2.3%
JDA Software Group, Inc.* (a)	641,419	28,645,772
Mentor Graphics Corp.*	393,730	5,878,389
Websense, Inc.*	542,430	7,572,323
		42,096,484
Materials 8.7%
Chemicals 3.6%
A. Schulman, Inc. (a)	221,900	5,809,342
Cabot Corp.	511,459	19,297,348
Huntsman Corp.	1,018,885	16,750,470
Koppers Holdings, Inc. (a)	137,234	4,856,711
Olin Corp. (a)	955,510	19,807,722
		66,521,593
Metals & Mining 5.1%
AMCOL International Corp. (a)	251,500	7,592,785
AuRico Gold, Inc.* (a)	2,350,877	18,524,911
Coeur d'Alene Mines Corp.* (a)	777,883	18,093,559
Pan American Silver Corp.	956,004	18,211,876
Steel Dynamics, Inc. (a)	1,272,643	16,442,547
Worthington Industries, Inc. (a)	679,332	16,005,062
		94,870,740
Utilities 4.1%
Electric Utilities 3.2%
IDACORP, Inc. (a)	475,076	20,290,496
NV Energy, Inc. (a)	946,913	17,356,915
Portland General Electric Co. (a)	769,609	20,802,531
		58,449,942
Multi-Utilities 0.9%
TECO Energy, Inc. (a)	1,007,580	16,937,420
Total Common Stocks (Cost $1,465,526,536)		1,798,472,641

Exchange-Traded Fund 2.4%
iShares Russell 2000 Index Fund (a) (Cost $43,773,634)	531,487	43,640,398

Securities Lending Collateral 38.5%
Daily Assets Fund Institutional, 0.19% (b) (c) (Cost $715,060,262)	715,060,262	715,060,262

Cash Equivalents 0.8%
Central Cash Management Fund, 0.17% (b) (Cost $14,213,577)	14,213,577	14,213,577

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,238,574,009)†	138.6	2,571,386,878
Other Assets and Liabilities, Net (a)	(38.6)	(716,134,439)
Net Assets	100.0	1,855,252,439

* Non-income producing security.

† The cost for federal income tax purposes was $2,242,909,599. At November 30, 2012, net unrealized appreciation for all securities based on tax cost was $328,477,279. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $382,496,648 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,019,369.

(a) All or a portion of these securities were on loan amounting to $696,867,272. In addition, included in other assets and liabilities, net are pending sales, amounting to $2,103,052, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2012 amounted to $698,970,324, which is 37.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,798,472,641	$—	$—	$1,798,472,641
Exchange-Traded Funds	43,640,398	—	—	43,640,398
Short-Term Investments (d)	729,273,839	—	—	729,273,839
Total	$2,571,386,878	$—	$—	$2,571,386,878

There have been no transfers between fair value measurement levels during the year ended November 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,509,300,170) — including $696,867,272 of securities loaned	$1,842,113,039
Investment in Daily Assets Fund Institutional (cost $715,060,262)*	715,060,262
Investment in Central Cash Management Fund (cost $14,213,577)	14,213,577
Total investments in securities, at value (cost $2,238,574,009)	2,571,386,878
Cash	10,000
Receivable for investments sold	9,156,520
Receivable for Fund shares sold	1,476,955
Dividends receivable	4,451,365
Interest receivable	122,775
Other assets	67,817
Total assets	2,586,672,310
Liabilities
Payable upon return of securities loaned	715,060,262
Payable for investments purchased	9,086,312
Payable for Fund shares redeemed	4,337,082
Accrued management fee	1,101,280
Accrued Directors' fees	19,010
Other accrued expenses and payables	1,815,925
Total liabilities	731,419,871
Net assets, at value	$1,855,252,439
Net Assets Consist of
Undistributed net investment income	15,906,021
Net unrealized appreciation (depreciation) on investments	332,812,869
Accumulated net realized gain (loss)	44,091,640
Paid-in capital	1,462,441,909
Net assets, at value	$1,855,252,439

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($871,064,103 ÷ 24,043,630 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$36.23
Maximum offering price per share (100 ÷ 94.25 of $36.23)	$38.44
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,631,098 ÷ 142,747 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$32.44
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($114,260,376 ÷ 3,455,709 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$33.06
Class S Net Asset Value, offering and redemption price(a) per share ($306,209,535 ÷ 8,376,941 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$36.55
Institutional Class Net Asset Value, offering and redemption price(a) per share ($559,087,327 ÷ 15,216,962 shares of capital stock outstanding, $.01 par value, 180,000,000 shares authorized)	$36.74

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2012
Investment Income
Income: Dividends — (net of foreign taxes withheld of $10,382)	$38,377,957
Income distributions — Central Cash Management Fund	15,474
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,195,455
Total income	41,588,886
Expenses: Management fee	14,947,672
Services to shareholders	3,433,693
Distribution and service fees	3,941,118
Custodian fee	31,764
Professional fees	108,331
Reports to shareholders	404,841
Registration fees	126,998
Directors' fees and expenses	87,406
Other	111,825
Total expenses	23,193,648
Net investment income (loss)	18,395,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	62,142,862
Payment by affiliate (see Note F)	1,013
62,143,875
Change in net unrealized appreciation (depreciation) on investments	173,616,640
Net gain (loss)	235,760,515
Net increase (decrease) in net assets resulting from operations	$254,155,753

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$18,395,238	$20,338,963
Net realized gain (loss)	62,143,875	148,774,360
Change in net unrealized appreciation (depreciation)	173,616,640	(292,458,448)
Net increase (decrease) in net assets resulting from operations	254,155,753	(123,345,125)
Distributions to shareholders from: Net investment income: Class A	(11,319,513)	(8,299,067)
Class B	(20,147)	—
Class C	(389,879)	—
Class S	(4,274,877)	(5,370,489)
Institutional Class	(7,980,022)	(8,835,378)
Net realized gains: Class A	(10,071,833)	—
Class B	(114,521)	—
Class C	(1,268,070)	—
Class S	(3,161,872)	—
Institutional Class	(5,058,795)	—
Total distributions	(43,659,529)	(22,504,934)
Fund share transactions: Proceeds from shares sold	323,539,419	685,750,693
Reinvestment of distributions	39,135,548	19,390,588
Payments for shares redeemed	(931,845,322)	(982,005,683)
Redemption fees	13,435	21,919
Net increase (decrease) in net assets from Fund share transactions	(569,156,920)	(276,842,483)
Increase (decrease) in net assets	(358,660,696)	(422,692,542)
Net assets at beginning of period	2,213,913,135	2,636,605,677
Net assets at end of period (including undistributed net investment income of $15,906,021 and $20,019,904, respectively)	$1,855,252,439	$2,213,913,135

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
Class A	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$32.95	$34.85	$29.47		$22.95	$39.01
Income (loss) from investment operations: Net investment income (loss)a	.27	.25	.30		.20	.19
Net realized and unrealized gain (loss)	3.64	(1.94)	5.16		6.51	(11.92)
Total from investment operations	3.91	(1.69)	5.46		6.71	(11.73)
Less distributions from: Net investment income	(.33)	(.21)	(.09)		(.19)	(.36)
Net realized gains	(.30)	—	—		—	(3.97)
Total distributions	(.63)	(.21)	(.09)		(.19)	(4.33)
Increase from regulatory settlements	—	—	.01	d	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$36.23	$32.95	$34.85		$29.47	$22.95
Total Return (%)b	12.21	(4.91)	18.59	d	29.47	(33.57	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	871	1,134	1,365		1,154	829
Ratio of expenses before expense reductions (%)	1.19	1.21	1.24		1.25	1.31
Ratio of expenses after expense reductions (%)	1.19	1.21	1.24		1.25	1.30
Ratio of net investment income (loss) (%)	.78	.68	.93		.80	.61
Portfolio turnover rate (%)	27	47	33		59	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

	Years Ended November 30,
Class B	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$29.50	$31.27	$26.59		$20.72	$35.59
Income (loss) from investment operations: Net investment income (loss)a	(.04)	(.04)	.10		(.02)	(.03)
Net realized and unrealized gain (loss)	3.33	(1.73)	4.57		5.89	(10.83)
Total from investment operations	3.29	(1.77)	4.67		5.87	(10.86)
Less distributions from: Net investment income	(.05)	—	—		—	(.04)
Net realized gains	(.30)	—	—		—	(3.97)
Total distributions	(.35)	—	—		—	(4.01)
Increase from regulatory settlements	—	—	.01	d	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$32.44	$29.50	$31.27		$26.59	$20.72
Total Return (%)b	11.35	(5.66)	17.60	d	28.33	(34.10	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	12	22		28	33
Ratio of expenses before expense reductions (%)	2.00	2.01	2.06		2.16	2.14
Ratio of expenses after expense reductions (%)	2.00	2.01	2.06		2.16	2.14
Ratio of net investment income (loss) (%)	(.12)	(.13)	.10		(.09)	(.23)
Portfolio turnover rate (%)	27	47	33		59	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.003 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

	Years Ended November 30,
Class C	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$30.09	$31.86	$27.06		$21.07	$36.11
Income (loss) from investment operations: Net investment income (loss)a	.02	(.01)	.12		.01	(.00	)*
Net realized and unrealized gain (loss)	3.34	(1.76)	4.67		5.99	(11.00)
Total from investment operations	3.36	(1.77)	4.79		6.00	(11.00)
Less distributions from: Net investment income	(.09)	—	—		(.01)	(.07)
Net realized gains	(.30)	—	—		—	(3.97)
Total distributions	(.39)	—	—		(.01)	(4.04)
Increase from regulatory settlements	—	—	.01	d	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$33.06	$30.09	$31.86		$27.06	$21.07
Total Return (%)b	11.38	(5.56)	17.74	d	28.45	(34.03	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	130	168		143	120
Ratio of expenses before expense reductions (%)	1.92	1.92	1.94		2.01	2.03
Ratio of expenses after expense reductions (%)	1.92	1.92	1.94		2.01	2.03
Ratio of net investment income (loss) (%)	.07	(.03)	.22		.04	(.11)
Portfolio turnover rate (%)	27	47	33		59	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

	Years Ended November 30,
Class S	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$33.25	$35.25	$29.80		$23.21	$39.39
Income (loss) from investment operations: Net investment income (loss)a	.34	.30	.35		.24	.24
Net realized and unrealized gain (loss)	3.66	(1.94)	5.23		6.59	(12.05)
Total from investment operations	4.00	(1.64)	5.58		6.83	(11.81)
Less distributions from: Net investment income	(.40)	(.36)	(.14)		(.24)	(.40)
Net realized gains	(.30)	—	—		—	(3.97)
Total distributions	(.70)	(.36)	(.14)		(.24)	(4.37)
Increase from regulatory settlements	—	—	.01	c	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$36.55	$33.25	$35.25		$29.80	$23.21
Total Return (%)	12.41	(4.76)	18.82	c	29.65	(33.44	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	360	522		230	190
Ratio of expenses before expense reductions (%)	1.03	1.04	1.05		1.07	1.14
Ratio of expenses after expense reductions (%)	1.03	1.04	1.05		1.07	1.14
Ratio of net investment income (loss) (%)	.96	.83	1.11		.98	.78
Portfolio turnover rate (%)	27	47	33		59	62
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

	Years Ended November 30,
Institutional Class	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$33.42	$35.50	$30.03		$23.39	$39.64
Income (loss) from investment operations: Net investment income (loss)a	.42	.40	.43		.31	.32
Net realized and unrealized gain (loss)	3.67	(1.94)	5.27		6.62	(12.12)
Total from investment operations	4.09	(1.54)	5.70		6.93	(11.80)
Less distributions from: Net investment income	(.47)	(.54)	(.24)		(.29)	(.48)
Net realized gains	(.30)	—	—		—	(3.97)
Total distributions	(.77)	(.54)	(.24)		(.29)	(4.45)
Increase from regulatory settlements	—	—	.01	c	—	—
Redemption fees	.00 *	.00 *	.00	*	.00 *	.00	*
Net asset value, end of period	$36.74	$33.42	$35.50		$30.03	$23.39
Total Return (%)	12.65	(4.51)	19.12	c	30.01	(33.29	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	559	578	560		405	178
Ratio of expenses before expense reductions (%)	.80	.80	.80		.80	.89
Ratio of expenses after expense reductions (%)	.80	.80	.80		.80	.88
Ratio of net investment income (loss) (%)	1.20	1.10	1.37		1.23	1.03
Portfolio turnover rate (%)	27	47	33		59	62
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$23,090,217
Undistributed long-term capital gains	$41,243,034
Net unrealized appreciation (depreciation) on investments	$328,477,279

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2012	2011
Distributions from ordinary income*	$23,182,770	$22,504,934
Distributions from long-term capital gains	$20,476,759	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended November 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $565,206,590 and $1,135,645,284, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the year ended November 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class S	1.10%
Institutional Class	1.10%

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at November 30, 2012
Class A	$722,788	$175,192
Class B	12,482	2,634
Class C	76,502	18,183
Class S	166,530	41,126
Institutional Class	51,450	12,867
	$1,029,752	$250,002

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. During the period the Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2012
Class B	$61,423	$2,921
Class C	934,386	69,690
	$995,809	$72,611

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2012	Annual Effective Rate
Class A	$2,613,677	$366,466	.24%
Class B	20,340	2,085	.25%
Class C	311,292	48,134	.25%
	$2,945,309	$416,685

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2012, aggregated $15,185.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2012, the CDSC for Class B and C shares aggregated $16,055 and $4,245, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2012, DIDI received $21,746 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,755, of which $7,361 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended November 30, 2012		Year Ended November 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,107,649	$143,952,248	7,898,837	$283,591,194
Class B	1,445	43,468	11,309	379,663
Class C	181,413	5,778,307	330,559	11,069,943
Class S	2,285,082	81,343,769	3,748,727	137,955,591
Institutional Class	2,637,228	92,421,627	6,924,896	252,754,302
		$323,539,419		$685,750,693
Shares issued to shareholders in reinvestment of distributions
Class A	655,839	$20,094,902	211,112	$7,773,653
Class B	4,416	122,078	—	—
Class C	47,342	1,332,668	—	—
Class S	227,819	7,030,487	137,699	5,136,836
Institutional Class	340,937	10,555,413	172,432	6,480,099
		$39,135,548		$19,390,588
Shares redeemed
Class A	(15,148,163)	$(534,714,366)	(12,845,844)	$(458,541,287)
Class B	(268,391)	(8,389,356)	(301,935)	(9,716,714)
Class C	(1,097,058)	(35,097,468)	(1,269,805)	(41,154,849)
Class S	(4,958,876)	(175,520,722)	(7,868,102)	(271,132,269)
Institutional Class	(5,049,032)	(178,123,410)	(5,597,483)	(201,460,564)
		$(931,845,322)		$(982,005,683)
Redemption fees		$13,435		$21,919
Net increase (decrease)
Class A	(10,384,675)	$(370,659,002)	(4,735,895)	$(167,161,783)
Class B	(262,530)	(8,223,810)	(290,626)	(9,337,051)
Class C	(868,303)	(27,985,794)	(939,246)	(30,083,138)
Class S	(2,445,975)	(87,142,025)	(3,981,676)	(128,039,269)
Institutional Class	(2,070,867)	(75,146,289)	1,499,845	57,778,758
		$(569,156,920)		$(276,842,483)

F. Payment by Affiliate

During the year ended November 30, 2012, the Advisor fully reimbursed the Fund $1,013 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Small Cap Value Fund (one of the series constituting DWS Value Series, Inc.) (the "Fund"), including the investment portfolio, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Cap Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 25, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2012 to November 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,087.70	$1,083.90	$1,083.20	$1,088.10	$1,089.60
Expenses Paid per $1,000*	$6.11	$9.74	$9.90	$5.38	$4.18
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,019.15	$1,015.65	$1,015.50	$1,019.85	$1,021.00
Expenses Paid per $1,000*	$5.91	$9.42	$9.57	$5.20	$4.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.17%	1.87%	1.90%	1.03%	.80%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $0.30 per share from net long-term capital gains during its year ended November 30, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $45,367,000 as capital gain dividends for its year ended November 30, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2012 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $45,441,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Directors approved the renewal of DWS Dreman Small Cap Value Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management, L.L.C. ("DVM") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that DWS also provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including DVM. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and DVM the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DVM has made changes in its investment personnel in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Advisor
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDSCVF-2
(R-025432-2 1/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN SMALL CAP VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$78,218	$0	$7,368	$0
2011	$75,940	$0	$7,153	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$7,368	$359,967	$477,809	$845,144
2011	$7,153	$285,550	$565,608	$858,311

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2013